UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2009

SORL Auto Parts, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-11991	30-0091294
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

No. 1169 Yumeng Road Ruian Economic Development District Ruian City, Zhejiang Province People’s Republic of China
(Address of principal executive offices)

Registrant’s telephone number, including area code:   86-577-6581-7720

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K filed on October 6, 2009 to supplement the disclosure included under Item 4.01 thereof.

Item 4.01 Changes in Registrant’s Certifying Accountant

On October 2, 2009, SORL Auto Parts, Inc. (“the Company”) received notice that its current auditors, Rotenberg & Co. LLP, had resigned in connection with their merger with EFP Group.  The Company has engaged the new firm resulting from the merger, EFP Rotenberg, LLP, to continue as the Company’s independent registered public accounting firm.  All of the partners and employees of Rotenberg & Co. LLP and EFP Group have joined the new firm, EFP Rotenberg, LLP.

The reports of Rotenberg & Co. LLP as of and for the years ended December 31, 2008 and 2007 and subsequent interim period preceding the resignation of Rotenberg & Co. LLP did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.  During the Company’s two most recent fiscal years and the subsequent interim period preceding the resignation of Rotenberg & Co. LLP, there were no disagreements with Rotenberg & Co. LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rotenberg & Co. LLP would have caused it to make reference to such disagreements in its reports.

On October 30, 2009, with the approval of the Audit Committee of the Company’s Board of Directors, EFP Rotenberg, LLP was engaged as the Company’s independent registered public accountant effective concurrent with the merger.  Prior to such engagement, during the two most recent fiscal years, the Company has not consulted with EFP Rotenberg, LLP on any matter.

The Company provided Rotenberg & Co. LLP with a copy of this Current Report on Form 8-K/A prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Rotenberg & Co. LLP furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree, a copy of which is filed as Exhibit 16.1 herewith.

ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

There is furnished as part of this report the exhibit listed on the accompanying Index to Exhibits, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SORL Auto Parts, Inc.

Date: October 30, 2009	/s/ /s/ Xiao Ping Zhang
Xiao PXiao Ping Zhang, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Rotenberg & Co. LLP to the U.S. Securities and Exchange Commission